UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.01 per share	Trading Symbol(s) EBMT	Name of each exchange on which registered Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Shareholders of Eagle Bancorp Montana, Inc. held on April 23, 2020, five proposals were submitted to the shareholders. Of 6,818,883 shares outstanding and entitled to vote at our Annual Meeting, 5,282,757 were present in person or by proxy. The proposals are described in detail in the Company’s Proxy Statement. The following is a summary of the voting results for each matter presented to the shareholders.

Proposal 1

Election of three directors to serve for three-year terms each until the 2023. Each nominee for director was elected by a vote of the shareholders as follows:

	Votes For	Votes Withheld	Broker Non-vote
Cynthia A. Utterback	3,646,474	145,629	1,490,464
Corey Jensen	3,491,330	300,773	1,490,464
Tanya Chemodurow	3,461,491	330,612	1,490,464

Proposal 2

Ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for fiscal year 2020. The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions
Ratification of Moss Adams LLP as independent registered public accountants	5,260,563	8,522	13,672

Proposal 3

The amendment No. 3 to the 2011 Stock Incentive Plan to increase the number of authorized shares of Restricted Stock for issuance under the plan from 218,571 shares to 293,571 shares, was approved by the following vote:

	Votes For	Votes Against	Abstentions
Approval of amendment to increase the number of Restricted Stock shares	3,671,988	87,078	33,228

	Broker Non-vote
	1,490,464

Proposal 4

The advisory vote on named executive officer compensation, as disclosed in our proxy statement, was approved by the following vote:

	Votes For	Votes Against	Abstentions
Advisory vote on named executive officer compensation as disclosed in the proxy statement	3,658,521	87,200	46,572

	Broker Non-vote
	1,490,464

Proposal 5

The new 2020 non-employee director award plan authorizing 13,000 shares of Restricted Stock for issuance under the plan. The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions
Approval of new 2020 non-employee Director award plan for 13,000 shares of Restricted Stock	3,632,469	129,083	30,742

	Broker Non-vote
	1,490,464

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: April 27, 2020	By:	/s/ Laura F. Clark
Laura F. Clark
Executive Vice President & CFO

4